THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Brian A. Berris[1]

Director

David R. Bock[2]

Director

Jean-Marc Boillat

Director

Richard A. Brealey[2,3]

Director

Alexandre de Takacsy

President

Director

Claus Helbig[2,4]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Rudolf Millisits

Chief Executive Officer

Philippe R. Comby,

CFA, FRM

Chief Financial Officer

Vice President

Jennifer English

Secretary

Scott Rhodes

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinguer[5]

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to Groupe Banque Hottinger & Cie SA.

Groupe Banque Hottinger & Cie SA dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. Groupe Banque Hottinger & Cie SA has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Geneva, Sion, Basel, Brig and New York.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Overall Investment Strategy and Process

The goal of the Fund is to provide shareholders with broad exposure to the Swiss equity market and to returns based on long term capital appreciation through investments in Swiss companies that have the potential to provide sustainable returns. Management looks to achieve these goals by investing in companies whose growth profile is underestimated by the market or whose recovery potential is overlooked by other investors. These investment opportunities exist across various market capitalizations. The Fund invests in Swiss companies ranging from some of the largest global businesses to mid- and smaller-size companies that are less represented in the major Swiss indices, including private equity investments in early stage companies.

As part of its investment process, Management seeks to identify and value the factors driving business developments. Management also uses financial modeling tools, such as discounted cash flow analysis, to assess market implied expectations about the growth or recovery of specific companies and compares them to its own expectations. As a result, unlike index funds, the screening and the weighting process of the Fund’s portfolio represents the broader Swiss market.

Management believes that its stock selection process based on fundamental analysis of specific companies’ business developments will add value to the Fund’s portfolio. This is a long term investment approach, especially when investing in mid-

and smaller-size companies where it usually takes more time for a company’s success to attract the attention of investors.

Investment Results

SWZ Performance (U.S. Dollars as of September 30, 2013)
	Market Value Performance	Net Asset Value Performance
Calendar YTD	26.57%	22.16%
1 Year	33.18%	28.77%
5 Years (annualized)	8.43%	6.31%
10 Years (annualized)	10.27%	9.16%

Portfolio Composition

(All percentages are as of September 30, 2013)

In order to paint a comprehensive picture of the Fund’s exposures, risks and volatility, it is useful to break down its portfolio, according to Management’s two primary investment strategies. The undervalued growth strategy comprises the largest share of the Fund’s portfolio, with fifteen companies representing 56% of Fund assets. This amount consists of 43% in large capitalization companies, such as Nestle and Novartis, and 13% in mid- and small-capitalization companies, such as Lindt and Burckhardt Compression. The recovery strategy is comprised of fourteen companies, representing 34% of the Fund’s assets. This amount consists of 13% in large capitalization companies, such as ABB and UBS, and 22% in mid- and small-capitalization companies, such as Panalpina and Nobel Biocare.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Management’s commitment to investing the Fund’s assets in Swiss companies based on the merit of the investment cases rather than solely on market capitalization criteria is illustrated by the Fund’s 15% weight in small companies, including private equity, and 8% weight in mid-sized companies. The Fund’s exposure to large companies is 73% of its assets, approximately 20% below the average weighting of the major Swiss indexes.

Except as noted above, these percentages do not include the Fund’s private equity and other illiquid investments, which account for approximately 6% of the portfolio.

Performance Analysis

(Total returns are year-to-date as of September 30, 2013 in Swiss francs except where otherwise noted)

Management’s recovery strategy has produced strong results for the Fund, particularly in the mid- and smaller-size companies within the strategy. Companies like Swiss Life, with a 47.30% total return, Nobel Biocare and Panalpina are a few examples of the Fund’s investments that have rewarded investors with higher valuations. In most cases, the positive catalyst was the arrival of new management with a better strategy or more comprehensive analysis and solutions to specific issues facing the companies. At Noble Biocare, the new management’s ability to stop market share losses was a decisive influence. This was facilitated by a resilient premium brand, at least in the company’s core markets, and by the stable industry structure.

Panalpina has seen some operating margin improvement with potential for some gross margin progression and sales growth as management executes a transition to a more favorable business mix. Logistics is growing faster than the rest of the company’s business and freight forwarding is serving more of the healthcare sector, which has less volatility than other segments of the economy.

During the first nine months of the year, the Fund was most heavily invested in the healthcare, industrials, financials and consumer staples sectors, which together comprised about 75% of the Fund’s assets, excluding private equity and illiquid securities. The cumulative contribution to Fund’s performance of these sectors was 19% of the 22% total net asset value performance year-to-date (in US dollars). Important contributors in the healthcare sector include Roche, on the back of a total return of 33%, as well as Actelion, which has seen a 50% total return year-to-date. Although the Fund’s exposure to Actelion is only a third of its average exposure to Novartis, the biotech company has contributed more strongly to the Fund’s portfolio as the Fund invested in Actelion at an opportune time and has been able to capture 90% of the company’s year-to-date return. The healthcare sector continues to represent the largest allocation of the Fund’s portfolio, and many of the individual holdings fit nicely into its undervalued growth strategy.

The food & beverage industry, part of the consumer staples sector, has lagged other

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

sectors this year and returned only 8%. Therefore, as shown in the table below, it was a relatively modest contributor to Fund performance despite being the Fund’s fourth largest sector exposure. This is mainly due to the underperformance of Nestle, as the company suffered from slower growth in the emerging markets at the beginning of the year, and its sales development was penalized by weaker pricing.

In the financial sector, where the Fund’s investments primarily consist of companies that fit into the recovery strategy, results also were strong with investments returning over 25% in aggregate. Looking closer at the performance of the banking industry within the sector, UBS and Credit Suisse returned 33% and 28%, respectively, as they have been able to consolidate their strong performance of the first two quarters, while also seeing positive results in terms of improving capital ratios, although these results have been partially offset by continuous high litigation fees and settlement related expenses. The published results for the third quarter showed the volatility of the investment banking business as a result of the U.S. Federal Reserve’s “taper” talks. Lower transaction volume and changes in business mix towards on-shore wealth management had a negative effect on the gross margins of the business. This was to be expected, and is reflected in the current valuation of UBS and Credit Suisse. Progress towards resumption of dividend payments for the two Swiss banks, however, might be delayed further.

In looking at market index returns, the industrial sector underperformed the healthcare, consumer discretionary and financial sectors. Due to the Fund’s stock selection and recovery strategy, however, the Fund saw stronger results in its investments in companies in the industrial sector.

GICS Sectors	SWZ Schedule of Investments Grouping*	Sector Average Weight in % Year-to-date (9/30/2013)**	Sector Contribution in % Year-to-date (9/30/2013)**
Health Care	Pharmaceuticals, Medical Technology, Biotechnology	33.77	10.25
Financials	Banks, Insurance, Financial Services	12.99	4.07
Industrials	Industrial Goods and Services	14.83	3.04
Consumer Staples	Food & Beverage	12.86	1.78
Consumer Discretionary	Personal & Household Goods, Retailers	5.47	1.25
Energy	Energy	4.72	0.77
Materials	Chemicals, Construction & Materials	5.95	0.54
Information Technology	Technology	1.07	0.48

*    The Fund does not use GICS when measuring its portfolio weightings for compliance with its concentration policy, which is based on industry grouping.

**  Does not include illiquid securities and private equity limited partnerships.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Private Equity

Zurmont Madison Private Equity Limited Partnership, one of the Fund’s two investments in private equity funds and its largest overall allocation to private equity, follows an industrial buy-out and build strategy. This holding has developed positively during the period, with the vast majority of its underlying investments registering positive performance, although delays in investment realizations due to low deal activity has not yet allowed for a complete offset of operating expenses at the partnership level.

In contrast to the Fund’s investments in private equity funds, there has been a lot of capital raising activity by the rest of the Fund’s illiquid investments, although certain of those companies have seen a reduction in their valuations as a side effect of such capital raising efforts.

Macro-Economic Insights

Global growth indicators have improved in the past three months despite concerns about balance of payments problems in emerging markets and the associated financial market volatility driven by the hawkish Federal Reserve Board’s communication last May. Policymakers and central bank actions have continued to be the main drivers of market volatility in recent months, causing unintended reactions. The potential normalization of U.S. monetary policy prompted large withdrawals of capital from emerging markets. Subsequently, the dramatic strengthening of the U.S. dollar against emerging markets currencies has fueled inflation in some developing markets through increased prices of imported goods, negatively affecting the finances of their governments that issue a portion of their debt in U.S. dollars. This should serve as a reminder to investors of the precarious situation of the global economy, created over the years by excess liquidity and credit build-up, and the dependence of certain emerging markets countries on low interest rates in the United States. The potential negative impact on the portfolio companies of the Fund is mainly lower reported sales in Swiss francs for the companies reporting in local currencies from these regions while margins are less affected usually due to a good match of local cost and sales.

China, however, has not been affected by a withdrawal of U.S. dollar liquidity, as expected, but its economy has been impacted by domestic factors. Policymakers in China are embarking upon financial sector reform, primarily the liberalization of interest rates. In addition, heightened concerns about China’s leverage have caused the Chinese authorities to mandate that banks significantly increase loan loss reserves. China’s government also has been quietly easing monetary conditions.

The United States continued to benefit from an ongoing economic recovery despite some increases in longer-term interest rates. The job market continued to gradually improve, while the housing market showed continued traction. Higher mortgage rates,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

however, may start to weigh negatively on the sector. For example, mortgage applications have declined by 60% since last May. Going forward, leading U.S. indicators continue to point to robust growth in the private sector. Strong manufacturing numbers as well as bounces in industrial production and retail sales bode well for continued steady economic growth.

The economic recovery in the Eurozone has gained momentum recently, with manufacturing and service sectors showing the strongest pace of expansion over two years, based on the Eurozone PMI Composite Index surprising positively at 52.2 in September. Rising PMI data is likely to support Eurozone gross domestic product (GDP) growth in the second half of 2013. This positive development has been on the back of relaxed budgetary constraints, with the Eurozone backing away from fiscal austerity in exchange for accelerated structural reforms. Germany is experiencing an upturn, where growth has accelerated driven by rising exports and domestic demand. Industrial production growth has gradually improved from a year ago, and is now into positive territory. The European Central Bank’s (ECB) revised projections continue to show inflation well below 2% in 2014. The mutualization of debt, the Banking Union, and expansion of the ECB’s balance sheet are likely to progress in the coming months as policy makers are expected to gradually shift towards a more growth-orientated policy with deflationary pressures still visible in the Southern European countries, as small and medium-sized businesses in those countries face far steeper borrowing rates, paying interest rates on bank loans up to three times higher than their German counterparts.

From a Swiss economic standpoint, GDP growth surprised positively, expanding by 0.6% in the first quarter of 2013 and by 0.5% in the second quarter of 2013, driven mainly by private consumption (+0.7% quarter-over-quarter), which accelerated at a near record pace during the second quarter. Favorable labor market conditions, an increase in active population and elevated savings rates continued to support robust domestic consumer confidence. Exports also contributed positively to the Swiss economy, helped by strong demand for pharmaceutical and chemical products, watches and jewelry, while services benefitted from improved growth momentum. While investments in construction remained extremely strong in the first quarter of 2013, it was the only GDP component to add negatively in the second quarter of 2013. Investments in machinery and equipment benefited from a meaningful increase for the first time in a year. Against this economic backdrop, the Swiss government raised its GDP forecasts from 1.4% to 1.8% for 2013, accelerating to 2.3% for 2014, while the Swiss National Bank (SNB) revised up its 2013 GDP forecast from 1.0-1.5% to 1.5-2.0%.

On the monetary front, SNB reserves have remained well controlled, at slightly more than 430 billion Swiss francs, and money supply is surging, with M3 growing

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

10.4% year-over-year in August. SNB President Jordan and Vice President Danthine repeated the importance of the EUR/CHF exchange rate floor with a moderate inflation outlook. Deflationary pressures appear to be coming to an end, but signs of inflation risks remained well contained in Switzerland. In that context, the SNB is likely to keep the policy rate low over the coming years, because it will be harder to defend the exchange rate floor otherwise. If the euro risk premium were to decline substantially, however, the SNB might consider abandoning the exchange rate floor before tightening its interest rate policy.

Market and Sector Outlook

Management continues to be concerned about the amount of credit risk and liquidity risk market participants are taking as they reach for income in a low yield environment, a strategy that, most of the time, involves a hefty amount of leverage. A revision of the current U.S. Federal Reserve policy to keep interest rates low could start an unpleasant unwinding of these strategies and also would compress valuation of the stock market. A mitigating factor for the buildup of risk in the financial system is the reasonable valuation of equities, historically speaking. Investing in the developed markets may be more attractive compared with emerging markets, where the cost of corporate debt is increasing in an environment of slower growth and has put pressure on cash flow margins and is contributing to deflation.

Confronted with ongoing macro-economic volatility, Management continues to concentrate on stock selection, trying to identify investment cases with enough margin of safety brought by more modest investor expectations or by undemanding valuations. Improvements in debt capital availability along with better prospects for the European economy may create a better environment for exits from certain of the Fund’s private equity positions in 2014.

Management believes the overall outlook of the important Swiss healthcare sector is positive. On the valuation front, there might be some froth in the biotechnology space as the U.S. market continued to rally as shown by the return of the Nasdaq Biotechnology Index, which was 56% up for this year in U.S. dollars. Valuation multiples, such as enterprise value to sales, have nearly doubled in the past three years while during the same period, sales growth also has accelerated and now should exceed 20% on average. In the Swiss market, Actelion is a good example of a company that has seen substantial progress in developing its product pipeline for high value added and difficult to meet medical needs.

In the pharmaceutical industry, Roche is seen as the leader in the development of innovative treatments, in particular in the oncology area. With a large share of its revenues dominated by biologic drugs, the company is well positioned to meet multiple challenges in the industry, such as increased competition from generics companies, life

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

cycle management of blockbuster products and pricing pressure on drugs. Governments are exerting downward pricing pressure through different mechanisms, including generic substitution, differentiated prices depending on patent status and the introduction of rebates from the industry to a country’s health system.

Rumors on a potential merger between Roche and Novartis have been reported recently in the press. Novartis’ thirty percent voting stake in Roche has proven to be a rewarding investment for Novartis over the last 10 years. A merger scenario is highly speculative at this stage, and Novartis has clearly stated a different agenda in terms of its capital allocation including dividend distributions, debt reduction, share buybacks and accretive acquisitions in the mid-sized range.

Why Invest? Global diversification.

Why should investors include Swiss equities in a well-balanced global portfolio? The simple answer is to improve diversification, both in terms of the types of companies available for investment and currency exposure. With the exception of the large multinational companies in the pharmaceutical industry, which are just as global as their peers in other countries, Swiss corporations tend to be more heavily exposed to international economic developments, especially due to their strong presence in the emerging markets. This is historically due to the need of Swiss companies to expand organically or by acquisition outside the narrow domestic market. This explains why a country of only

eight million people is home to some of the most respected companies in the world. The market cap of listed Swiss equities is about twice that of GDP, whereas the equivalent US ratio is about one. Moreover, Swiss companies have, over the years, moved production centers abroad, setting up decentralized international operations with significant decision power at the local level. This helps Swiss companies to adapt and respond to challenges faster and compete better with local rivals.

Management believes these attributes have been a factor in the strong performance of the Swiss Performance Index over the past ten years. For example, a U.S. investor would have benefited from 4.28% per year excess returns compared to the S&P 500 Index, and 3.35% versus the MSCI EAFE. The appreciation of the Swiss franc against the U.S. dollar and other world currencies was an important positive component of those returns, which speaks for currency diversification, especially as the performance of the Swiss market in local currency has not suffered too much from lower sales reporting in Swiss francs. A strong currency has kept Swiss companies very competitive as they have had to continuously lower costs to preserve margins that would have been otherwise affected by the necessary price reduction in Swiss francs to avoid market share loss in international markets. In addition, the high cost base of Swiss operations has been compensated in part by the development and production of higher value added goods and services with more stable market shares.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Of course, the positive patterns of recent years are unlikely to persist forever as economies and currencies relationships ebb and flow. However, the potential benefits of global diversification are something U.S. investors should keep in mind when assessing the diversification and returns of their portfolios.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer

Annualized Total Returns in USD
	One Year 9/30/2012	Three Years 9/30/2010	Five Years 9/30/2008	Ten Years 9/30/2003
Swiss Performance Index	31.60%	13.70%	11.15%	11.85%

S & P 500 Index	19.34%	16.27%	10.02%	7.57%

MSCI EAFE Index	24.29%	8.97%	6.85%	8.50%

Source: Citi

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 91.91%

Banks — 9.55%

621,519	Credit Suisse Group AG1
	Registered Shares A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $14,343,208)	$18,984,080	3.94%

1,322,750	UBS AG1
	Registered Shares A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $17,930,433)	27,062,069	5.61%

		46,046,149	9.55%

Biotechnology — 7.63%

251,045	Actelion, Ltd.[1]
	Registered Shares Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $12,659,255)	17,823,709	3.71%

63,800	Basilea Pharmaceutica AG
	Registered Shares Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $4,406,681)	5,503,345	1.14%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,829,302	Biotie Therapies Oyj[2]
	Bearer Shares Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)	$1,866,081	0.39%

3,457,000	Evolva Holding SA2
	Registered Shares Discovers and provides innovative, sustainable ingredients for health, nutrition and wellness. (Cost $2,760,399)	3,249,599	0.67%

73,900	Lonza Group AG
	Registered Shares Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. Operates production sites in Europe, the United States, and China. (Cost $4,811,178)	6,047,664	1.25%

3,029	NovImmune SA2,3
	Common Shares Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)	2,271,122	0.47%

		36,761,520	7.63%

Chemicals — 3.56%

42,005	Syngenta AG1
	Registered Shares Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $14,333,059)	17,159,687	3.56%

		17,159,687	3.56%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 0.99%

865	Belimo Holding AG
	Registered Shares World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $577,319)	$2,224,081	0.46%

34,300	Holcim, Ltd.
	Registered Shares One of the largest cement producers worldwide. (Cost $2,216,458)	2,552,823	0.53%

		4,776,904	0.99%

Energy — 2.60%

824,000	Weatherford International, Ltd.[2]
	Registered Shares Provides equipment and services used for the drilling, completion, and production of oil and natural gas wells. Offers drilling and intervention services, completion systems, artificial lift systems, and compression services. (Cost $9,593,016)	12,529,721	2.60%

		12,529,721	2.60%

Food & Beverages — 12.98%

12,050	Emmi AG
	Registered Shares Swiss producer of dairy products and a variety of fruit juices. (Cost $3,492,370)	3,591,346	0.74%

No. of Shares	Security	Fair Value	Percent of Net Assets

Food & Beverages — (continued)

256	Lindt & Sprungli AG
	Registered Shares Major manufacturer of premium Swiss chocolates. (Cost $5,988,213)	$12,173,625	2.52%

669,000	Nestle SA1
	Registered Shares Largest food and beverage processing company in the world. (Cost $13,040,757)	46,794,858	9.72%

		62,559,829	12.98%

Industrial Goods & Services — 16.98%

639,700	ABB, Ltd.
	Registered Shares One of the largest electrical engineering firms in the world. Active in industrial automation and in power transmission and distribution. (Cost $13,633,538)	15,132,080	3.14%

8,160	Bucher Industries AG
	Registered Shares Manufactures food processing machinery, vehicles, and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $1,616,237)	2,090,873	0.43%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

25,630	Burckhardt Compression Holding AG
	Registered Shares Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,355,838)	$10,104,612	2.10%

193,000	DKSH Holding, Ltd.[1]
	Registered Shares An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $15,860,725)	16,477,302	3.42%

915,000	Meyer Burger Technology AG2
	Registered Shares Supplies systems and produces equipment to the photovoltaic, semiconductor and optoelectronic industries. Produces equipment to build integrated solar systems. (Cost $6,821,922)	9,744,484	2.02%

130,700	Panalpina Welttransport Holding AG1
	Registered Shares One of the largest transporters of freight by air and ship, and offers warehousing and distribution services. (Cost $15,166,657)	19,267,138	4.00%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

37,263	Schindler Holding AG
	Registered Shares Manufactures, installs, and maintains elevators used in airports, subway stations, railroad terminals, shopping centers, cruise ships, hotels and office buildings. (Cost $5,162,813)	$5,596,146	1.16%

22,250	Sulzer AG
	Registered Shares Manufactures and sells surface coatings, pumps and process engineering. (Cost $3,553,612)	3,444,844	0.71%

		81,857,479	16.98%

Insurance — 2.41%

61,300	Swiss Life Holding AG
	Registered Shares Provides life insurance and institutional investment management. (Cost $7,687,988)	11,605,817	2.41%

		11,605,817	2.41%

Medical Technology — 4.64%

168,000	Kuros Biosurgery AG2,3
	Common Shares Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)	743,157	0.15%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Medical Technology — (continued)

965,000	Nobel Biocare Holding AG
	Registered Shares Develops and produces dental implants and prosthetics. Sells under the brand names Branemark System, Steri-Oss/replace, and Procera on the global market. (Cost $9,527,681)	$14,246,890	2.96%

3,731	Spineart SA2,3
	Common Shares Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act. (Cost $2,623,329)	2,764,468	0.57%

43,700	Tecan Group AG
	Registered Shares Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $4,028,079)	4,615,261	0.96%

		22,369,776	4.64%

Personal & Household Goods — 5.24%

151,850	Compagnie Financiere Richemont SA1
	Bearer Shares Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $9,157,841)	15,214,388	3.16%

No. of Shares	Security	Fair Value	Percent of Net Assets

Personal & Household Goods — (continued)

89,100	Swatch Group AG
	Registered Shares Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $8,559,519)	$10,050,539	2.08%

		25,264,927	5.24%

Pharmaceuticals — 24.97%

606,750	Novartis AG1
	Registered Shares One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $15,606,446)	46,634,366	9.67%

273,700	Roche Holding AG1
	Non-voting equity securities Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious, autoimmune and respiratory diseases, and for other areas including dermatology and oncology. (Cost $30,915,768)	73,824,085	15.30%

		120,458,451	24.97%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Technology — 0.36%

71,000	Temenos Group AG
	Registered Shares Develops, distributes, implements, and supports its process-oriented, real-time enterprise software designed for management of administrative tasks at banks and financial services companies. (Cost $1,271,389)	$1,747,028	0.36%

		1,747,028	0.36%

	Total Common Stocks (Cost $270,888,024)	443,137,288	91.91%

Preferred Stocks — 1.46%

Biotechnology — 0.82%

8,400	Ixodes AG, Series B3,4
	Preferred Shares Develops and produces a topical product for the treatment of borreliosis infection and the prevention of lyme disease after a tick bite. (Cost $2,252,142)	1,596,116	0.33%

3,162	NovImmune SA, Series B3
	Preferred Shares Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $2,062,307)	2,370,844	0.49%

		3,966,960	0.82%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.30%

281,917	SelFrag AG, Class A, Series C3,4
	Preferred Shares Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,553,120)	$1,069,368	0.22%

47,044	SelFrag AG, Class A, Series D3,4
	Preferred Shares Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $107,713)	178,447	0.04%

113,656	SelFrag AG, Class A, Series E3,4
	Preferred Shares Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $177,231)	182,915	0.04%

		1,430,730	0.30%

Medical Technology — 0.34%

83,611	EyeSense AG, Series C3,4
	Preferred Shares A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)	1,627,994	0.34%

		1,627,994	0.34%

	Total Preferred Stocks (Cost $9,159,561)	7,025,684	1.46%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	September 30, 2013

No. of Shares	Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — 3.31%

Biotechnology Venture — 0.44%

	Aravis Biotech II—Limited Partnership[2,3,4] (Cost $2,554,613)	$2,145,444	0.44%

Industrial Buy-Out — 2.87%

	Zurmont Madison Private Equity, Limited Partnership[2,3,4] (Cost $13,357,849)	13,834,913	2.87%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Buy-Out — (continued)

	Total Private Equity Limited Partnerships (Cost $15,912,462)	$15,980,357	3.31%

	Total Investments* (Cost $295,960,047)	466,143,329	96.68%

	Other Assets Less Other Liabilities, net	16,012,710	3.32%

	Net Assets	$482,156,039	100.00%

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.

[3]

Illiquid. There is not a public market for these securities. Securities priced at Fair Value in accordance with the Fund’s valuation policy and procedures. Restricted Securities are not registered under the Securities Act of 1933, as amended. At the end of the period, the aggregate Fair Value of these securities amounted to $28,784,788 or 5.97% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – May 7, 2013	$2,554,613
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	$3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	$2,252,142
Kuros Biosurgery AG – Common Shares	August 10, 2009 – August 28, 2009	$2,516,639
Novimmune SA – Common Shares	October 7, 2009 – December 11, 2009	$1,551,109
Novimmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	$2,062,307
Selfrag AG – Class A – Preferred Shares C	December 15, 2011 – May 9, 2013	$1,553,120
Selfrag AG – Class A – Preferred Shares D	September 21, 2012 – May 9, 2013	$107,713
Selfrag AG – Class A – Preferred Shares E	September 13, 2013	$177,231
Spineart SA – Common Shares	December 22, 2010	$2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – July 8, 2013	$13,357,849

		$31,763,100

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	September 30, 2013

[4]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Details related to affiliated company holdings are as follows:

Name of Issuer	Value as of 12/31/12	Gross Additions	Gross Reductions	Income	Value as of 9/30/13
Aravis Biotech II, LP	$2,001,689	$172,652	$—	$—	$2,145,444
EyeSense AG – Preferred Shares C	1,973,579	—	—	—	1,627,994
Ixodes AG – Preferred Shares B	2,294,204	—	—	—	1,596,116
Selfrag AG – Class A – Preferred Shares C	938,475	56,915	—	—	1,069,368
Selfrag AG – Class A – Preferred Shares D	124,396	25,043	—	—	178,447
Selfrag AG – Class A – Preferred Shares E	—	177,231	—	—	182,915
Zurmont Madison Private Equity, LP	12,319,963	876,496	—	—	13,834,913

*	Cost for Federal income tax purposes is $295,158,688 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$176,047,359
Gross Unrealized Depreciation	(5,062,718)

Net Unrealized Appreciation (Depreciation)	$170,984,641

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	24.97%
Industrial Goods & Services	16.98%
Food & Beverages	12.98%
Banks	9.55%
Biotechnology	7.63%
Personal & Household Goods	5.24%
Medical Technology	4.64%
Chemicals	3.56%
Energy	2.60%
Insurance	2.41%
Construction & Materials	0.99%
Technology	0.36%
Preferred Stocks
Biotechnology	0.82%
Medical Technology	0.34%
Industrial Goods & Services	0.30%
Private Equity Limited Partnerships	3.31%
Other Assets and Liabilities	3.32%

100.00%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices in valuing such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than sixty days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). The implied volatilities are obtained through several means and are cross-checked. For valuations where divergent information is received, the Fund uses the most conservative volatility (the lowest volatility in the case of long positions and the highest volatility in the case of short positions).

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $28,784,788, or 5.97% of the Fund’s net assets at September 30, 2013, and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2013:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$437,358,541	$—	$5,778,747	$443,137,288
Preferred Stock*	—	—	7,025,684	7,025,684
Private Equity Limited Partnerships	—	—	15,980,357	15,980,357

Total Investments in Securities	$437,358,541	$—	$28,784,788	$466,143,329

*	Please see the Schedule of Investments for industry classifications.

Level 3 securities, which are listed in Note 3 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies and private equity limited partnerships that invest in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At September 30, 2013, privately-held companies, except Eyesense AG, Kuros Biosurgery AG and SelFrag AG, were valued based on a market approach using the most recent observable round of financing, which may also have been acquisition cost. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at 9/30/2013	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Medical Technology[2]	$2,371,152	Discounted cash flow	Weighted average cost of capital	12%-18%
			Expected compound annual growth rate of revenue (10 years)	39%-46%
Privately-held companies
Medical Technology	$2,764,468	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology	$4,641,966	Market approach	Recent round of financing	N/A
Privately-held companies
Biotechnology[3]	$1,596,116	Discounted cash flow	Weighted average cost of capital	16.50%
			Success rate on research and development	50%
Privately-held companies
Industrial goods & services[4]	$1,430,730	Discounted cash flow	Weighted average cost of capital	12%-25%
			Success rate on research and development	20%-70%*
			Expected compound annual growth rate of revenue (10 years)	38%
Private Equity Limited Partnerships
Biotechnology venture	$2,145,444	NAV as a practical expedient	N/A	N/A
Private Equity Limited Partnerships
Industrial buy-out	$13,834,913	NAV as a practical expedient	N/A	N/A

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the success rate on research and development or the expected long-term 10-year revenue growth rate is accompanied by a directionally similar change in fair value. Conversely, a change in the weighted average cost of capital is accompanied by a directionally opposite change in fair value.

[2]	Eyesense AG—Preferred Shares, Kuros Biosurgery AG—Common Shares were valued based on this technique.

[3]	Ixodes Preferred shares were valued based on this technique

[4]	SelFrag AG—Preferred Shares were valued based on this technique.

*	The inputs range corresponds to different stages of the company's development. The weighted average success rate is 41%.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices at the reporting period end. There were no transfers between Levels for the three-month period ended September 30, 2013.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity	Total
Balance as of December 31, 2012	$5,708,671	$7,672,749	$14,321,652	$27,703,072
Change in Unrealized Appreciation/Depreciation	70,076	(906,254)	609,558	(226,620)
Net Realized Gain (Loss)	—	—	—	—
Gross Purchases	—	259,189	1,049,147	1,308,336

Balance as of September 30, 2013	$5,778,747	$7,025,684	$15,980,357	$28,784,788

C. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

D. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

E. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (Unaudited) (concluded)

Note 2—Capital Commitments

As of September 30, 2013, the Fund maintains illiquid investments in two private equity limited partnerships and one corporation. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these issuers are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*	Fair Value as of September 30, 2013
Private Equity Limited Partnerships—International (a)
Aravis Biotech II, LP	$3,594,139	$661,107	$2,145,444
Zurmont Madison Private Equity, LP	15,482,444	652,680	13,834,913
Preferred Stock—International (b)
SelFrag AG, Class A, Series E	93,556	93,556	1,022,011

*	The original capital commitment represents 3,250,000, 14,000,000 and 84,598 Swiss francs for Aravis Biotech II, LP, Zurmont Madison Private Equity LP, and SelFrag AG, respectively. The unfunded commitment represents 597,806, 590,186 and 84,598 Swiss francs, respectively. The Swiss franc (CHF)/U.S. dollar exchange rate as of September 30, 2013 was used for conversion and equals 0.9043.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership. If these investments were held, it is estimated that the underlying assets of each limited partnership would be realized over 3 to 4 years.

(b)	The unfunded commitment for this security represents a capital commitment in a future round of financing, which has been approved by shareholders but is contingent upon action by the board of directors of SelFrag AG, on or before December 31, 2013.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

THE SWISS HELVETIA FUND, INC.

Executive Offices

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

212-332-2760

www.swz.com

A SWISS INVESTMENTS FUND

WWW.SWZ.COM

QUARTERLY REPORT

For the Period Ended

September 30, 2013